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                                                                    EXHIBIT 23.2



                               ACCOUNTANTS CONSENT

CoolBrands International Inc.

We hereby consent to the use of our report dated November 30, 2004 included in the Annual Report on Form 40-F of CoolBrands International Inc. for the fiscal year ended August 31, 2004.


/s/ BDO Dunwoody LLP
------------------------
Chartered Accountants

Toronto Ontario
January 18, 2005